                                  EXHIBIT 99.1

                        Press Release dated July 8, 1998

                 [GREATER BAY BANCORP LETTERHEAD APPEARS HERE]


For Immediate Release                      For Information Contact
---------------------                      -----------------------

     July 8, 1998                          David L. Kalkbrenner, President & CEO
                                             (650) 614-5767
                                           Steven C. Smith, EVP, COO & CFO
                                             (650) 813-8222


                      GREATER BAY BANCORP REPORTS RECORD

                 1998 SECOND QUARTER AND YEAR TO DATE EARNINGS


     PALO ALTO, CA - Greater Bay Bancorp (Nasdaq: "GBBK"), the $1.5 billion in assets holding company for Cupertino National Bank, Golden Gate Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce, Venture Banking Group and Greater Bay Trust Company, announced net earnings of $6.6 million or $0.67 per diluted share for the six month period ended June 30, 1998. Net earnings included approximately $1.3 million, net of tax, in merger and related non-recurring costs. Excluding the merger and related non-recurring costs, net earnings for the six month period ended June 30, 1998 would have been $7.9 million or $0.80 per diluted share, an increase in net earnings of 36.6% over the same period in 1997.

     For the second quarter of 1998 Greater Bay Bancorp's net earnings were $2.9 million or $0.29 per diluted share. Excluding the merger and related non-recurring costs, second quarter 1998 net earnings would have been $4.2 million or $0.43 per share, a 14.4% increase over first quarter 1998 net earnings and a 40.7% increase over the second quarter 1997 earnings of $3.0 million or $0.32 per share.

     Greater Bay Bancorp's total assets reached $1.5 billion at June 30, 1998, an increase of 45.0% or $456.6 million from June 30, 1997, while total loans grew to $804.6 million, an increase of $153.7 million or 23.6% compared to total loans at June 30, 1997. Total deposits increased $376.1 million to $1.3 billion at quarter end, a 41.4% increase since June 30, 1997. Total deposits included approximately $70.0 million in temporary funds from clients, which were received on June 30, 1998 and invested in short-term investment securities. The majority of these funds were withdrawn in early July 1998.

     Mr. David L. Kalkbrenner, President and Chief Executive Officer, stated, "We continue to report record operating results in our core banking business, while also positioning the company to be the preeminent Super Community Banking franchise serving the dynamic market from San Francisco through the Peninsula to San Jose." Mr. Kalkbrenner continued, "During the quarter we added Golden Gate Bank in San Francisco to the Greater Bay Family of Banks, while also completing a two-for-one stock split which we believe will enhance liquidity for our shareholders."

GREATER BAY BANCORP REPORTS RECORD 1998 SECOND QUARTER AND YEAR TO DATE EARNINGS JULY 8, 1998
PAGE 2


     The second quarter 1998 operating results include approximately $25,000, excluding internal staff time, related to the correction of the year 2000 "millenium bug" which impacts all companies. The Company anticipates spending $300,000 to $500,000 in 1998 and 1999 to ensure that its systems are ready for processing information in the year 2000.

     For the six-month period ended June 30, 1998, Greater Bay Bancorp's return on average equity and average assets, excluding merger and related non-recurring costs were 20.29% and 1.24% compared to 16.72% and 1.19% for the six month period ended June 30, 1997. During the second quarter of 1998, Greater Bay Bancorp's return on average equity and average assets, excluding the merger and related non-recurring costs, were 21.62% and 1.25% compared to 16.63% and 1.18% for the same period in 1997.

     Greater Bay Bancorp's ratio of non-performing assets to total assets was 0.35% at June 30, 1998 compared to 0.89% at June 30, 1997. The allowance for loan losses represented 2.19% of total loans and 345.19% of total non performing assets at June 30, 1998, compared to 2.09% and 150.32% at June 30, 1997.

     The Company's Trust division, Greater Bay Trust Company, continues to reflect strong growth, increasing the level of fiduciary assets under management by 30.76% to a total of $636.4 million at June 30, 1998 compared to $486.7 million one year earlier. Trust fee income increased by 51.1% from $481,000 for the second quarter of 1997 to $727,000 for the second quarter of 1998.

     Greater Bay Bancorp's capital ratios continue to be above the well-capitalized guidelines established by the Bank Regulatory Agencies.

     Greater Bay Bancorp and its banking subsidiaries, Cupertino National Bank, Golden Gate Bank, Mid-Peninsula Bank and Peninsula Bank of Commerce, along with the Venture Banking Group and the Greater Bay Trust Company serve clients throughout the Silicon Valley and the San Francisco peninsula through offices in Cupertino, Palo Alto, Redwood City, Millbrae, San Bruno, San Francisco, San Jose and San Mateo.

     This document may contain forward-looking statements that are subject to
     ------------------------------------------------------------------------
risks and uncertainties that could cause actual results to differ materially
----------------------------------------------------------------------------
from those projected.  For a discussion of factors that could cause actual
--------------------------------------------------------------------------
results to differ, please see the Company's publicly available Securities and
-----------------------------------------------------------------------------
Exchange Commission filings, including its annual report on Form 10-K dated
---------------------------------------------------------------------------
December 31, 1997, and particularly the discussion of risk factors within that
------------------------------------------------------------------------------
document.
--------

                          WE INVEST IN RELATIONSHIPS!

                              GREATER BAY BANCORP
                       JUNE 30, 1998 - FINANCIAL SUMMARY
                        ($ IN 000'S, EXCEPT SHARE DATA)

----------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION DATA:

                                                           JUN 30       MAR 31       DEC 31      SEPT 30       JUN 30
                                                             1998         1998         1997         1997         1997
                                                      -----------  -----------  -----------  -----------  -----------
Cash and Due From Banks                               $    69,239  $    70,749  $    53,000  $    49,436  $    44,058
Investments                                               558,335      426,098      393,676      319,793      299,133
Loans:
   Commercial                                             357,758      350,705      345,742      319,376      316,828
   Construction                                           139,850      121,446      112,514      115,797      112,760
   Real Estate                                            227,652      217,845      196,217      191,564      164,313
   Consumer and Other                                      81,750       79,177       82,914       64,807       59,689
   Deferred Loan Fees, Net                                 (2,446)      (2,904)      (2,765)      (3,007)      (2,700)
                                                      -----------  -----------  -----------  -----------  -----------
       Total Loans                                        804,564      766,269      734,622      688,537      650,890
       Allowance for Loan Losses                          (17,584)     (16,205)     (16,093)     (14,433)     (13,584)
                                                      -----------  -----------  -----------  -----------  -----------
   Total Loans, Net                                       786,980      750,064      718,529      674,104      637,306
Other Assets                                               56,313       57,651       35,114       34,385       33,817
                                                      -----------  -----------  -----------  -----------  -----------
Total Assets                                          $ 1,470,867  $ 1,304,562  $ 1,200,319  $ 1,077,718  $ 1,014,314
                                                      ===========  ===========  ===========  ===========  ===========
Deposits:
   Demand, Non-Interest Bearing                       $   263,121  $   208,277  $   219,495  $   184,585  $   169,031
   NOW, MMDA and  Savings                                 809,594      676,730      627,475      590,958      552,616
   Time Certificates, $100,000 and over                   180,891      175,381      183,147      147,255      123,707
   Other Time Certificates                                 31,009       46,043       41,031       47,635       63,179
                                                      -----------  -----------  -----------  -----------  -----------
        Total Deposits                                  1,284,615    1,106,431    1,071,148      970,433      908,533
                                                      -----------  -----------  -----------  -----------  -----------
Other Borrowings                                           70,000       71,900       19,480            -        2,969
Other Liabilities                                          10,919       22,967       10,433        7,869        7,128
                                                      -----------  -----------  -----------  -----------  -----------
        Total Liabilities                               1,365,534    1,201,298    1,101,061      978,302      918,630
                                                      -----------  -----------  -----------  -----------  -----------
Long-term Subordinated Debt                                 3,000        3,000        3,000        3,000        3,000
Trust Preferred Securities                                 20,000       20,000       20,000       20,000       20,000
Stockholders' Equity                                       82,333       80,264       76,258       76,416       72,684
                                                      -----------  -----------  -----------  -----------  -----------
        Regulatory Capital                                105,333      103,264       99,258       99,416       95,684
                                                      -----------  -----------  -----------  -----------  -----------
Total Liabilities and Shareholders' Equity            $ 1,470,867  $ 1,304,562  $ 1,200,319  $ 1,077,718  $ 1,014,314
                                                      ===========  ===========  ===========  ===========  ===========

Average Quarterly Loans, excluding Nonaccrual         $   753,510  $   738,009  $   716,971  $   665,564  $   623,557
Average Quarterly Investments                         $   471,513  $   410,650  $   351,928  $   327,222  $   320,733
Average Quarterly Interest Bearing Liabilities        $   986,297  $   955,914  $   863,686  $   809,927  $   771,942

Average Quarterly Assets                              $ 1,359,402  $ 1,222,582  $ 1,132,476  $ 1,060,029  $ 1,014,633
Average Quarterly Equity                              $    79,480  $    77,252  $    77,043  $    74,912  $    71,834

Regulatory Capital
   Tier I or Leverage Capital                         $   101,935  $    99,724  $    96,035  $    96,418  $    92,540
   Total Capital                                      $   117,545  $   114,336  $   110,096  $   109,591  $   105,057

Nonperforming Assets
   Nonaccrual Loans                                   $     3,758  $     3,152  $     2,971  $     4,565  $     5,783
   Loans 90 Days Past Due & Accruing                           75          108          158          575          147
   Restructured Loans                                         531          903        1,062        1,453        1,705
   OREO                                                       730        1,001        1,303        1,069        1,402
                                                      -----------  -----------  -----------  -----------  -----------
Total Nonperforming Assets                            $     5,094  $     5,164  $     5,494  $     7,662  $     9,037
                                                      ===========  ===========  ===========  ===========  ===========

Greater Bay Trust Company Assets                      $   636,362  $   576,290  $   577,746  $   539,800  $   486,679

----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:

                                                             JUN 30         MAR 31         DEC 31        SEPT 30        JUN 30
                                                               1998           1998           1997           1997          1997
                                                          ---------     ----------      ---------      ---------    ----------
Loan to Deposit Ratio                                         62.63%         69.26%         68.58%         70.95%        71.64%
Ratio of Allowance for Loan Losses to:
    Total Loans                                                2.19%          2.11%          2.19%          2.10%         2.09%
    Total Nonperforming Assets                               345.19%        313.81%        292.92%        188.37%       150.32%

Total Nonperforming Assets to Total Assets                     0.35%          0.40%          0.46%          0.71%         0.89%

Ratio of Net Charge-offs to Average Loans, annualized          0.01%          0.62%          0.27%          0.20%         0.20%

Earning Assets to Total Assets                                92.57%         91.38%         93.98%         93.42%        93.36%
Earning Assets to Interest-Bearing Liabilities               133.29%        132.73%        132.46%        128.11%       128.05%

Capital Ratios:
    Leverage                                                   7.50%          8.16%          8.48%          9.10%         9.12%
    Tier 1 Risk Based Capital                                 10.22%         10.76%         10.90%         11.84%        12.14%
    Total Risk Based Capital                                  11.79%         12.34%         12.49%         13.46%        13.79%

Risk Weighted Assets                                     $  997,119     $  926,374     $  881,337     $  814,260    $  762,053

Book Value Per Share                                     $     8.96     $     8.82     $     8.47     $     8.56    $     8.16
Total Shares Outstanding                                  9,192,134      9,098,764      9,006,930      8,927,152     8,908,538

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), on a pooling-of-interests basis.

-------------------------------------------------------------------------------

                              GREATER BAY BANCORP
                       JUNE 30, 1998 - FINANCIAL SUMMARY
                        ($ IN 000'S, EXCEPT SHARE DATA)

-------------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:
                                                                      SECOND        FIRST       FOURTH      THIRD        SECOND
                                                                     QUARTER      QUARTER      QUARTER     QUARTER      QUARTER
                                                                        1998         1998         1997        1997         1997
                                                                    --------     --------     --------    --------     --------
Interest Income                                                     $ 26,655     $ 24,732     $ 23,966    $ 22,304     $ 20,910
Interest Expense                                                      11,228       10,082        9,254       8,524        8,281
                                                                    --------     --------     --------    --------     --------
      Net Interest Income before Provision for Loan Losses            15,427       14,650       14,712      13,780       12,629

Provision for Loan Losses                                              1,307          936        1,000       1,224        2,275
                                                                    --------     --------     --------    --------     --------
      Net Interest Income after Provision for Loan Losses             14,120       13,714       13,712      12,556       10,354

Other Income:
Trust Fees                                                               727          550          603         550          481
Depositor Service Fees                                                   349          420          394         433          400
Gain on Sale of SBA Loans                                                221          244          269         216          181
Loan Fees                                                                110           63           53          74           39
Gain on Investments                                                       (8)           8           25           5            8
Other Income (1)                                                         199         (341)         114         166          257
                                                                     -------     --------     --------    --------     --------
                                                                       1,598          944        1,458       1,444        1,366
Nonrecurring - Warrant Income                                              -          497           14          34        1,114
                                                                     -------     --------     --------    --------     --------
  Other Income                                                         1,598        1,441        1,472       1,478        2,480

Operating Expenses:
Compensation and Benefits                                              5,548        5,251        5,268       4,951        4,727
Occupancy and Equipment                                                1,514        1,371        1,342       1,376        1,295
Professional Services & Legal                                            485          382          392         506          500
FDIC Insurance and Assessments                                            77           89           73          70           83
Client Services                                                          (20)         151           80          83           79
Other Real Estate, Net                                                    (8)          24           25         (10)          71
Other Expenses                                                         1,554        1,587        2,127       1,269        1,354
                                                                     -------     --------     --------    --------     --------
                                                                       9,150        8,855        9,307       8,245        8,109
Nonrecurring Expenses (2)                                                  -          701            -           -            -
                                                                     -------     --------     --------    --------     --------
  Other Expenses                                                       9,150        9,556        9,307       8,245        8,109
                                                                     -------     --------     --------    --------     --------
Income before Income Taxes & Merger and Other Related
        Nonrecurring Costs                                             6,568        5,599        5,877       5,789        4,725
Income Tax Expense                                                     2,331        1,894        2,037       2,146        1,714
                                                                     -------     --------     --------    --------     --------
Net Income before Merger and Other Related Nonrecurring Costs          4,237        3,705        3,840       3,643        3,011
Merger and Other Related Nonrecurring Costs, net of tax                1,314            -        2,282           -            -
                                                                     -------     --------     --------    --------     --------
                   Net Income                                        $ 2,923     $  3,705     $  1,558    $  3,643     $  3,011
                                                                     =======     ========     ========    ========     ========
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:
                                                                      SECOND        FIRST       FOURTH      THIRD        SECOND
                                                                     QUARTER      QUARTER      QUARTER     QUARTER      QUARTER
                                                                        1998         1998         1997        1997         1997
                                                                    --------     --------     --------    --------     --------
Income Per Share (3) (before merger and other related
  nonrecurring costs)
        Basic                                                     $     0.46   $     0.41   $     0.43  $     0.41   $     0.34
        Diluted                                                   $     0.43   $     0.37   $     0.39  $     0.38   $     0.32
Net Income Per Share (3)
        Basic                                                     $     0.32   $     0.41   $     0.17  $     0.41   $     0.34
        Diluted                                                   $     0.29   $     0.37   $     0.16  $     0.38   $     0.32
Weighted Average Common Shares Outstanding (4)                     9,163,034    9,059,152    8,968,984   8,922,882    8,895,548
Weighted Average Common & Common Equivalent
        Shares Outstanding (4)                                     9,956,808    9,957,456    9,781,420   9,645,818    9,484,672
Return on Quarterly Average Assets, annualized (5)                      1.25%        1.23%        1.35%       1.36%        1.18%
Return on Quarterly Average Equity, annualized (5)                     21.62%       19.45%       19.78%      22.05%       16.63%
Net Interest Margin - Average Earning Assets                            5.05%        5.12%        5.52%       5.57%        5.36%
Operating Expense Ratio (before Merger and Other Related
        Nonrecurring Costs)                                             2.70%        3.17%        3.26%       3.09%        3.21%
Efficiency Ratio (before Merger and Other Related
        Nonrecurring Costs)                                            53.75%       59.39%       57.51%      54.04%       53.67%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Q1 of 1998 includes a $700,000 write-down of an equity investment in accordance with APB 18.
(2) Q1 of 1998 nonrecurring expenses is comprised of a $701,000 donation to the GBB Foundation.
(3) Earnings per share for prior periods have been restated as required by the adoption of SFAS No. 128. In accordance with the newly adopted accounting standard, Earnings Per Share is now presented on a Basic and Diluted basis.
(4) Restated to reflect the 2-for-1 stock split declared for shareholders of record as of April 30, 1998.
(5) Before Merger and Other Related Nonrecurring Costs of $1.31 million, net of tax, in Q2 of 1998 and $2.28 million, net of tax, in Q4 of 1997.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), on a pooling-of-interests basis.
--------------------------------------------------------------------------------

                              GREATER BAY BANCORP
                       JUNE 30, 1998 - FINANCIAL SUMMARY
                        ($ IN 000'S, EXCEPT SHARE DATA)

--------------------------------------------------------------------------------
SELECTED YEAR TO DATE CONSOLIDATED OPERATING DATA:

                                                       JUNE 30,      JUNE 30,
                                                           1998          1997
                                                     ----------    ----------
Interest Income                                        $ 51,387      $ 39,191
Interest Expense                                         21,310        15,136
                                                     ----------    ----------
        Net Interest Income Before
          Provision for Loan Losses                      30,077        24,055


Provision for Loan Losses                                 2,243         4,268
                                                     ----------    ----------
        Net Interest Income After Provision
          for Loan Losses                                27,834        19,787

Other Income (1)                                          2,542         2,481
Other Income - nonrecurring                                 497         1,114
                                                     ----------    ----------
  Total Other Income                                      3,039         3,595
Other Expenses                                           18,005        15,551
Other Expenses - nonrecurring (2)                           701        (1,287)
                                                     ----------    ----------
  Total Other Expenses                                   18,706        14,264
                                                     ----------    ----------
Income before Income Taxes & Merger and
  Other Related Nonrecurring Costs                       12,167         9,118
Income Tax Expense                                        4,225         3,303
                                                     ----------    ----------
Net Income before Merger and Other
  Related Nonrecurring Costs                              7,942         5,815
Merger and Other Related Nonrecurring
  Costs, net of tax                                       1,314             -
                                                     ----------    ----------
        Net Income                                      $ 6,628       $ 5,815
                                                     ----------    ----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELECTED YEAR TO DATE CONSOLIDATED OPERATING RATIOS:

                                                       JUNE 30,      JUNE 30,
                                                           1998          1997
                                                     ----------    ----------
Income Per Share (3) (before merger and
  other related nonrecurring costs)
        Basic                                        $     0.87    $     0.65
        Diluted                                      $     0.80    $     0.61
Net Income Per Share (3)
        Basic                                        $     0.73    $     0.65
        Diluted                                      $     0.67    $     0.61
Weighted Average Common Shares Outstanding (4)        9,106,015     8,923,764
Weighted Average Common & Common Equivalent
  Shares Outstanding (4)                              9,924,158     9,594,479
Return on Average Assets, annualized (5)                   1.24%         1.19%
Return on Average Equity, annualized (5)                  20.29%        16.72%
Net Interest Margin - Average Earning Assets               5.00%         5.33%
Operating Expense Ratio (before Merger and
  Other Related Nonrecurring Costs)                        2.92%         2.91%
Efficiency Ratio (before Non-recurring Items
  and Merger and Other Related Non-recurring Costs)       55.20%        58.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Q1 of 1998 includes a $700,000 write-down of an equity investment in accordance with APB 18.
(2) Q1 of 1998 nonrecurring expenses is comprised of a $701,000 donation to the GBB Foundation. Q1 of 1997 nonrecurring expenses inc ludes $413,000 in nonrecurring charges as well as a $1.70 million recovery from GBB's insurance coverage related to the $1.70 million legal settlement charge that occurred in the second quarter of 1995.
(3) Earnings per share for prior periods have been restated as required by the adoption of SFAS No. 128. In accordance with the newly adopted accounting standard, Earnings Per Share is now presented on a Basic and Diluted basis.
(4) Restated to reflect the 2-for-1 stock split declared for shareholders of record as of April 30, 1998.
(5) Before Merger and Other Related Non-recurring Costs of $1.31 million, net of tax, in Q2 of 1998.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp and Peninsula Bank of Commerce and Pacific Rim Bancorporation (the parent of Golden Gate Bank), on a pooling-of-interests basis.
--------------------------------------------------------------------------------